Exhibit 99.2

Monthly Operating Report Required Documents Schedule of Cash Receipts and Disbursements Bank Reconciliation Copies of bank statements Cash disbursements journals Statement of Operations Balance Sheet Status of Post-Petition Taxes Copies of IRS Form 6123 or payment receipt Copies of tax returns filed during reporting period Summary of Unpaid Post-Petition Debts Listing of aged accounts payable Accounts Receivable Reconciliation and Aging Debtor Questionnaire Form No. MOR-1 MOR - 1 MOR-2 MOR-3 MOR-4 MOR-4 MOR-5 MOR-5 Document         Explanation Attached    Attached Yes Yes Yes Yes Yes Yes Yes Yes <?xml:namespace prefix = v ns = "urn:schemas-microsoft-com:vml" /><?xml:namespace prefix = w ns = "urn:schemas-microsoft-com:office:word" />Signature of Debtor      Date Signature of Joint Debtor  Date     April 27, 2007 Signature of Authorized Individual W. H. Hardman, Jr.    Chief Financial Officer Printed Name of Authorized Individual

Title of Authorized Individual

Sales Government Sales Twill Sales Total Net Sales Opening Cash Balance Cash Receipts: Accounts Receivable Collections- Collections Basis Accounts Receivable Collections- Maturity Basis Nylon Payments/Other Total Cash Receipts Operating Disbursements : A / P Disbursements Wires Out

Net Wages and Salaries Total Operating Disbursements Other (Sources)/ Uses : (Inc) / Dec in L/C's Transfers to Delta Mills Marketing Co.

Professional Fees Transfers to Delta Woodside Employee Vacation Accrual and Severance Payouts Vendor Deposits  0-Mar                                               17-Mar   24-Mar            31-Mar            TOTAL            $          -           - 36      326                                                         141         38        540 2,854        5,156   5,645   5,767   413     369      68        183                                                         1,033 -    676      -           787      1,463 13          -           135      1          149 427                                                         1,045      202      971      2,645 141        0          39        11        191 4763        47                                                         62           220 150           102      130      113      495 338           165      216      187                                                         906          88       880      (14)      784      1,739 88          968      955      1,739   750                                                         -  -           -           750 -    -           0          0          1                                                       -  -           361      361 -                                                       -  6          -           6-                                                       -  -           -           - -                                                       -  -           -           - (184)                                                142         (104)    16        (130)

-                                                       -  -           -           - -                                                       -  -           -           -

566                                                   142         (97)      377      987 (477)      739        84          407         752 (477)    261      345      752

Delta Woodside Industries, Inc.                                                                            Transfers (In)/Out from Delta Mills                                                                       -       -           (6)        - Bank Fees                                                                                                            -       -           -           - Other                                                                                                                   -       -           6          - Total Disbursements - Delta Woodside                                                                 -       -           6          - Delta Woodside Net Cash Flow                                                                                                                                                                  -             -                        -  -Accumulated                                                                 -             -                        -  - Delta Mills Marketing, Inc.                                                                                    Transfers (In)/Out from Delta Mills                                                                       -       -           (0)        (0) Bank Fees                                                                                                            -       -           -           -Payroll                                                                                                                 -       -           0          - Vacation and Severance Payouts                                                                          -       -           -           -

Other                                                                                                                   -       -           0          0 Total Di

sbursements - Delta Woodside                                                                 -       -           0          0 Delta Woodside Net Cash Flow                                                                                                                                                                   -             -                        -  - Accumulated                                                                 -             -                        -  -

Bank Reconciliations I attest that each of the debtors' bank accounts is reconciled to monthly bank statements. The company's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end. Also attached is an example of the cash management report that the debtor prepares on all of its operating bank acc ounts other than petty cash on a daily basis. W.H. Hardman, Jr. Chief Financial Officer Delta Mills, et al.

DELTA MILLS, INC. INCOME STATEMENT         Month Ended 3/31/2007 Net Sales       567,758 Cost of goods sold            (307,440) Gross profit (loss)    260,318 Selling, general and administrative expenses     (1,355,184) Impairment and restructuring expenses   - Other income (expense)         17,504 OPERATING LOSS   (1,077,362) Interest expense            (21,125) Gain on extinguishment of debt           - LOSS BEFORE INCOME TAXES  (1,098,487) Income tax expense / (benefit)        - NET LOSS   $          (1,098,487)

BALANCE SHEET AS OF 3/31/07 (In Thousands, Except Share Data)          Delta Mills, Inc. As of 3/31/07 ASSETS CURRENT ASSETS Cash and cash equivalents           $          8,797 Accounts receivable: Factor and other     4,110 Less allowances for returns   30        4,080 Inventories Finished goods          712 Work in process    0 Raw materials and supplies            856      1,568 Deferred income taxes    493 Other assets          989 TOTAL CURRENT ASSETS            15,926 PROPERTY, PLANT AND EQUIPMENT, at cost     24,006 Less accumulated depreciation  14,629             9,376 DEFERRED LOAN COSTS, less accumulated depreciation of $5,966,000 (2006)and $5,856,000 (2005)            44 TOTAL ASSETS    $          25,347 LIABILITIES AND SHAREHOLDERS' EQUITY CURRENT LIABILITIES Trade accounts payable - Post Petition   $          2 Trade accounts payable checks outstanding    406 Revolving credit facility0 Accrued income taxes payable           12,394 Payable to Affiliate Delta Mills Marketing, Inc.            2,000 Payable to Affiliate Delta Woodside Industries, Inc.         3,669 Payable to Affiliate Delta Mills, Inc.         0 Accrued employee compensation          85 Accrued restructuring expenses        0 Accrued and sundry liabilities(3) TOTAL CURRENT LIABILITIES        18,552 LIABLITIES SUBJECT TO COMPROMISE: Notes Payable30,941 Trade Accounts Payable - Pre Petition            3,550 Accrued Interest - Notes Payable           1,836 Total Liabilities Subject to Compromise     36,327 NONCURRENT DEFERRED INCOME TAXES       2,061 SHAREHOLDERS' EQUITY Common Stock -- par value $.01 a share -- authorized 3,000 shares, issued and outstanding 100 shares           1 Additional paid-in capital   51,791 Retained earnings(deficit)          (83,386) TOTAL SHAREHOLDERS' EQUITY          (31,593)  COMMITMENTS AND CONTINGENCIES            0 TO<?xml:namespace prefix = v /><?xml:namespace prefix = w />TAL LIABILITIES AND SHAREHOLDERS'S EQUITY            $          25,347

Status of Post-petition Taxes     Beginning Accrued Liability Balance      Liability Incurred During PeriodDisbursements to Taxing Authorities         Net Change in Accrued Balance           Ending Accrued Liability Balance Federal Withholding            3,231.45          41,277.84        (44,509.29)      (3,231.45)        (0.00) <?xml:namespace prefix = st1 />South Carolina Withholding        1,292.05            21,843.78        (23,135.83)      (1,292.05)        (0.00) FICA - Employee          1,578.76          32,201.65            (33,780.41)      (1,578.76)        (0.00) FICA - Employer           1,578.76          32,201.65        (33,780.41)            (1,578.76)        (0.00) Total Taxes        7,681.02          127,524.92      (135,205.94)    (7,681.02)        (0.00)              Number of Days Past Due        Summary of Unpaid Post-Petition Debts          Current0-30     31-60   61-90            Over 90           Total Accounts Payable            181.042,500.00          -           -           -           2,681.04 Total Post-Petition Debts       181.042,500.00          -           -           -           2,681.04

In re: Delta Mills           UNITED STATES BANKRUPTCY COURTCase no: 06-11144 Marketing, Inc.      DISTRICT OF <?xml:namespace prefix = st1 />DELAWARE         3/4/07 - 3/31/07 Monthly Operating Report  Required Documents Schedule of Cash Receipts and Disbursements Bank Reconciliation Copies of bank statements Cash disbursements journals Statement of Operations Balance Sheet Status of Post-Petition Taxes Copies of IRS Form 6123 or payment receipt Copies of tax returns filed during reporting period Summary of Unpaid Post-Petition Debts Listing of aged accounts payable Accounts Receivable Reconciliation and Aging Debtor Questionnaire <?xml:namespace prefix = v /><?xml:namespace prefix = w />Signature of Debtor Document         Explanation Form No.  Attached          Attached MOR - 1       Yes MOR - 1   Yes MOR - 2   Yes MOR - 3          Yes MOR - 4   Yes MOR - 4   Yes MOR - 5   N/A MOR - 5  Yes Date Signature of Joint Debtor          Date Signature of Authorized Individual            April 27, 2007               W. H. Hardman, Jr.        Chief Financial Officer Printed Name of Authorized Individual   Title of Authorized Individual

In re: Delta Mills Marketing, Inc.
Delta Mills, Inc., et. al.
(Dollars In Thousands)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

Case no: 06-11144
3/4/07 - 3/31/07

WEEK ——>	1	2	3	4	
	10-Mar	***17-Mar***	***24-Mar***	***31-Mar***	**TOTAL**
Delta Mills, Inc.					
Sales					
Government Sales					$ -
Twill Sales					-
Total Net Sales	***36***	***326***	***141***	***38***	**540**
Opening Cash Balance	2,854	5,156	5,645	5,767	
Cash Receipts:					
Accounts Receivable Collections- Collections Basis	413	369	68	183	1,033
Accounts Receivable Collections- Maturity Basis	-	676	-	787	1,463
Nylon Payments/Other	13	-	135	1	149
Total Cash Receipts	***427***	***1,045***	***202***	***971***	**2,645**
Operating Disbursements :					
A / P Disbursements	141	0	39	11	191
Wires Out	47	63	47	62	220
Net Wages and Salaries	150	102	130	113	495
Total Operating Disbursements	***338***	***165***	***216***	***187***	**906**
Operating Cash Flow	***88***	***880***	***(14)***	***784***	**1,739**
Accumulated	88	968	955	1,739	
Other (Sources)/ Uses :					
(Inc) / Dec in L/C's	750	-	-	-	750
Transfers to Delta Mills Marketing Co.	-	-	0	0	1
Professional Fees	-	-	-	361	361
Transfers to Delta Woodside	-	-	6	-	6
Employee Vacation Accrual and Severance Payouts	-	-	-	-	-
Vendor Deposits	-	-	-	-	-
DIP Fee, Factoring Fee, and Bank Interest	(184)	142	(104)	16	(130)
Proceeds from the Sale of PP&E	-	-	-	-	-
Proceeds from the Sale of Remaining Inventory	-	-	-	-	-
Total (Sources) / Uses:	566	142	(97)	377	987
Delta Mills Net Cash Flow	***(477)***	***739***	***84***	***407***	***752***
Accumulated	(477)	261	345	752	
Delta Woodside Industries, Inc.					
Transfers (In)/Out from Delta Mills	-	-	(6)	-	
Bank Fees	-	-	-	-	
Other	-	-	6	-	
Total Disbursements - Delta Woodside	-	-	6	-	
Delta Woodside Net Cash Flow	-	-	-	-	
Accumulated	-	-	-	-	
Delta Mills Marketing, Inc.					
Transfers (In)/Out from Delta Mills	-	-	(0)	(0)	
Bank Fees	-	-	-	-	
Payroll	-	-	0	-	
Vacation and Severance Payouts	-	-	-	-	
Other	-	-	0	0	
Total Disbursements - Delta Woodside	-	-	0	0	
Delta Woodside Net Cash Flow	-	-	-	-	
Accumulated	-	-	-	-	

Page 2 of 7

MOR - 1

Bank Reconciliations I attest that each of the debtors' bank accounts is reconciled to monthly bank statements. The company's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end. Also attached is an example of the cash management report that the debtor prepares on all of its operating bank accounts other than petty cash on a daily basis. W.H. Hardman, Jr. Chief Financial Officer Delta Mills, et al.

DELTA MILLS MARKETING, INC. INCOME STATEMENT         Month Ended 3/31/2007 Net Sales       - Cost of goods sold        - Gross profit (loss)      - Selling, general and administrative expenses    (123,229) Impairment and restructuring expenses   - Other income (expense)         - OPERATING LOSS(123,229) Interest expense       - Gain on extinguishment of debt   - LOSS BEFORE INCOME TAXES  (123,229) Income tax expense / (benefit)          - NET LOSS  $          (123,229)

BALANCE SHEET AS OF 3/31/07    (In Thousands, Except Share Data)      Delta Mills Marketing Inc. As of 3/31/07 ASSETS CURRENT ASSETS Cash and cash equivalents        $          - Accounts receivable:  - Factor and other        - Less allowances for returns       -           - Inventories Finished goods     - Work in process        - Raw materials and supplies            -           - Deferred income taxes            55 Other assets            - TOTAL CURRENT ASSETS           55 PROPERTY, PLANT AND EQUIPMENT, at cost     265 Less accumulated depreciation       264      0 DEFERRED LOAN COSTS, less accumulated depreciation of $5,966,000 (2006)and $5,856,000 (2005)  - TOTAL ASSETS      $            55 LIABILITIES AND SHAREHOLDERS' EQUITY CURRENT LIABILITIES Trade accounts payable - Post Petition$          - Trade accounts payable checks outstanding    0 Revolving credit facility          - Accrued income taxes payable            1,301 Payable to Affiliate Delta Mills Marketing, Inc.    - Payable to Affiliate Delta Woodside Industries, Inc.      - Payable From Affiliate Delta Mills, Inc.           (2,000) Accrued employee compensation         24 Accrued restructuring expenses   - Accrued and sundry liabilities  29 TOTAL CURRENT LIABILITIES(645) LIABLITIES SUBJECT TO COMPROMISE: Notes Payable Trade Accounts Payable - Pre Petition           2 Total Liabilities Subject to Compromise     2 NONCURRENT DEFERRED INCOME TAXES    (1,514) SHAREHOLDERS' EQUITY Common Stock -- par value $.01 a share -- authorized 3,000 shares, issued and outstandi
ng 100 shares  0 Additional paid-in capital            - Retained earnings(deficit)        2,212 TOTAL SHAREHOLDERS' EQUITY  2,212 COMMITMENTS AND CONTINGENCIES    - TOTAL LIABILITIES AND SHAREHOLDERS'S EQUITY            $          55

Status of Post-petition Taxes     Beginning Accrued Liability Balance      Liability Incurred During PeriodDisbursements to Taxing Authorities         Net Change in Accrued Balance           Ending Accrued Liability Balance Federal Withholding            3,245.18          36,923.82        (40,169.00)      (3,245.18)        - South Carolina Withholding    806.435,147.27            (5,953.70)        (806.43)           - California Withholding            -           400.00(400.00)           -           - FICA - Employee         135.419,375.67          (9,511.08)        (135.41)           0.00 FICA - Employer135.419,375.67            (9,511.08)        (135.41)           0.00 Georgia Withholding         -           -           -           -           - New York City and State Withholding   -           3,531.00          (3,531.00)        -           - Total Taxes    4,322.43          64,753.43            (69,075.86)      (4,322.43)        0.00 Number of Days Past DueSummary of Unpaid Post-Petition Debts Accounts Payable Rent/Leases - Building Total Post-Petition Debts Current0-30 -  - -        - -        - 31-60   61-90 -            - -        - -        -

In re: Delta Woodside Industries, Inc.
UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
Case no: 06 -11144
3/4/07 - 3/31/07

Monthly Operating Report

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR - 1	Yes	
Bank Reconciliation	MOR - 1	Yes	
Copies of bank statements			
Cash disbursements journals			
Statement of Operations	MOR - 2	Yes	
Balance Sheet	MOR - 3	Yes	
Status of Post-Petition Taxes	MOR - 4	Yes	
Copies of IRS Form 6123 or payment receipt			
Copies of tax returns filed during reporting period			
Summary of Unpaid Post-Petition Debts	MOR - 4	Yes	
Listing of aged accounts payable			
Accounts Receivable Reconciliation and Aging	MOR - 5	N/A	
Debtor Questionnaire	MOR - 5	Yes	

Signature of Debtor — Date

Signature of Joint Debtor — Date

Signature of Authorized Individual — April 27, 2007 (Date)

W. H. Hardman, Jr. — Chief Financial Officer

Printed Name of Authorized Individual — Title of Authorized Individual

Page 1 of 7

Delta Mills, Inc. Sales Government Sales Twill Sales Total Net Sales Opening Cash Balance Cash Receipts: Accounts Receivable Collections- Collections Basis Accounts Receivable Collections- Maturity Basis Nylon Payments/Other Total Cash Receipts Operating Disbursements : A / P Disbursements Wires Out Net Wages and Salaries Total Operating Disbursements Other (Sources)/ Uses : (Inc) / Dec in L/C's Transfers to Delta Mills Marketing Co. Professional Fees Transfers to Delta Woodside Employee Vacation Accrual and Severance                                                       $    - - 36                                                  326            141      38        540 2,854                                             5,156         5,645   5,767    413                                                369            68        183      1,033 -                                                     676            -           787      1,463 13                                                  -    135      1          149 427                                                1,045         202      971      2,645 141                                                0    39        11        191 47                                                  63  47        62        220 150                                                102            130      113      495 338                                                165            216      187      906

                                                      88          880        (14)       784        1,739 88          968        955        1,739      750                                                 -    -           -           750 -                                                     -    0          0          1 -                                                     -    -           361      361 -                                                     -    6          -           6 -                                                     -    -           -           --                                                     -    -           -           - (184)                                              142           (104)    16        (130) -                                                     -    -           -           -

-                                                     -    -           -           - 566                                                 142           (97)      377      987 (477)     739        84          407        752 (

477)    261      345      752 Delta Woodside Industries, Inc.            Transfers (In)/Out from Delta Mills       -           -           (6)        - Bank Fees     -            -           -           - Other-           -           6          - Total Disbursements - Delta Woodside           -           -           6            - Delta Woodside Net Cash Flow                                                                    -           -                       -           - Accumulated    -           -                       -           - Delta Mills Marketing, Inc.     Transfers (In)/Out from Delta Mills       -            -           (0)        (0) Bank Fees  -           -           -           - Payroll           -           -           0          - Vacation and Severance Payouts       -           -           -           - Other-           -           0          0 Total Disbursements - Delta Woodside            -           -           0          0 Delta Woodside Net Cash Flow Accumulated                                                              -            -                      -  -

Bank Reconciliations I attest that each of the debtors' bank accounts is reconciled to monthly bank statements. The company's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end. Also attached is an example of the cash management report that the debtor prepares on all of its operating bank accounts other than petty cash on a daily basis.  W.H. Hardman, Jr. Chief Financial Officer Delta Mills, et al.

DELTA WOODSIDE INDUSTRIES, INC. INCOME STATEMENT            Month Ended 3/31/2007 Net Sales    - Cost of goods sold       - Gross profit (loss)      - Selling, general and administrative expenses    - Impairment and restructuring expenses   - Other income (expense)         - OPERATING LOSS- Interest expense         (428) Gain on extinguishment of debt   - LOSS BEFORE INCOME TAXES  (428) Income tax expense / (benefit)     - NET LOSS   $            (428)

In re: Delta Woodside Industries, Inc.
UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
Case no: 06-11144
3/4/07 - 3/31/07

BALANCE SHEET
AS OF 3/31/07
(In Thousands, Except Share Data)

		Delta Woodside Industries, Inc. As of 3/31/07
ASSETS		
CURRENT ASSETS		
Cash and cash equivalents	$	0
Accounts receivable:		0
Factor and other		0
Less allowances for returns		0
		-
Inventories		
Finished goods		0
Work in process		0
Raw materials and supplies		0
		-
Deferred income taxes		(248)
Other assets		(0)
TOTAL CURRENT ASSETS		(248)
PROPERTY, PLANT AND EQUIPMENT, at cost		
		0
Less accumulated depreciation		0
		-
DEFERRED LOAN COSTS, less accumulated depreciation of $5,966,000 (2006)and $5,856,000 (2005)		0
TOTAL ASSETS	$	(248)
LIABILITIES AND SHAREHOLDERS' EQUITY		
CURRENT LIABILITIES		
Trade accounts payable - Post Petition	$	-
Trade accounts payable checks outstanding		0
Revolving credit facility		0
Accrued income taxes payable		(13,416)
Payable to Affiliate Delta Mills Marketing, Inc		0
Payable to Affiliate Delta Woodside Industries, Inc.		0
Payable to Affiliate Delta Mills, Inc.		(3,669)
Accrued employee compensation		0
Accrued restructuring expenses		0
Accrued and sundry liabilities		94
TOTAL CURRENT LIABILITIES		(16,990)
LIABLITIES SUBJECT TO COMPROMISE		
Notes Payable		0
Trade Accounts Payable - Pre Petition		0
Total Liabilities Subject to Compromise		0
NONCURRENT DEFERRED INCOME TAXES		(248)
SHAREHOLDERS' EQUITY		
Common Stock -- par value $.01 a share -- authorized 3,000 shares, issued and outstanding 100 shares		59
Additional paid-in capital		35,357
Retained earnings(deficit)		(18,425)
TOTAL SHAREHOLDERS' EQUITY		16,991
COMMITMENTS AND CONTINGENCIES		0
TOTAL LIABILITIES AND SHAREHOLDERS'S EQUITY	$	(248)

Page 5 of 7
MOR - 3

Status of Post-petition Taxes     Beginning Accrued        Liability Incurred           Disbursements to          Net Change in            Ending Accrued            Liability Balance           During Period   Taxing Authorities         Accrued Balance            Liability Balance North Carolina Department of Revenue           292,000.00      -           (5,800.00)        (5,800.00)286,200.00 Total Taxes           292,000.00      -           (5,800.00)        (5,800.00)        286,200.00 Number of Days Past Due <?xml:namespace prefix = v /><?xml:namespace prefix = w />Summary of Unpaid Post-Petition Debts    Current0-30     31-60   61-90   Over 90           Total Accounts Payable            -           -           -           -           -           - Total Post-Petition Debts       -           -           -           -           -           -